Certification of

Central Coast Bancorp

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Regarding Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2005

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Central Coast Bancorp, a California corporation (the “Company”), does hereby certify that:

1.

The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2005                                                                                     /s/ NICK VENTIMIGLIA
                                                                                                                              Nick Ventimiglia
                                                                                                                              Chief Executive Officer

Date: November 4, 2005                                                                                     /s/ JAYME C. FIELDS
                                                                                                                              Jayme C. Fields
                                                                                                                              Senior Vice President and
                                                                                                                              Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Central Coast Bancorp and will be retained by Central Coast Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.